UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2015 (April 1, 2015)

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

 Stamford, Connecticut 06901

(Address of principal executive offices, including Zip Code)

(203) 705-3800

 (Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

Senior Notes due 2022

On March 19, 2015, Evolution Escrow Issuer LLC (“SPV”), a special purpose limited liability company organized under the laws of Delaware closed an offering of $600,000,000 aggregate principal amount of its 7.50% Senior Notes due 2022 (the “Notes”). SPV was initially a wholly owned subsidiary of Stichting Evolution Escrow, a Dutch foundation that is not an affiliate of Tronox Limited, an Australian public limited company incorporated in the Commonwealth of Australia (the “Company”). The Notes were offered and sold by SPV in reliance on an exemption pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Notes were issued under an Indenture, dated as of March 19, 2015 (the “Indenture”), between SPV and Wilmington Trust, National Association (the “Trustee”).

On April 1, 2015, the Company closed its previously announced acquisition of the Alkali Chemicals business of FMC Corporation (the “Transaction”). In connection with the closing of the Transaction, SPV merged with and into Tronox Finance LLC, a subsidiary of the Company (“Tronox Finance”), Tronox Finance assumed the obligations of SPV under the Indenture and the Notes by operation of law (the “Assumption”), and the proceeds from the offering of the Notes were released to the Company.  In connection with the Assumption, the Company and certain of the Company’s subsidiaries entered into a supplemental indenture (the “First Supplemental Indenture”), by and among the Company, Tronox Finance, the guarantors party thereto, and the Trustee, pursuant to which the Company and such subsidiaries became guarantors of the Notes under the Indenture.

The Indenture and the Notes provide, among other things, that the Notes are senior unsecured obligations of Tronox Finance. Interest is payable on the Notes on March 15 and September 15 of each year beginning on September 15, 2015 until their maturity date of March 15, 2022. The terms of the Indenture, among other things, limit, in certain circumstances, the ability of the Company to: incur certain additional indebtedness and issue preferred stock; make certain dividends, distributions, investments and other restricted payments; sell certain assets; incur liens; agree to any restrictions on the ability of certain subsidiaries to make payments to the Company; consolidate or merge with or into, or sell substantially all of the Company’s assets to, another person; enter into transactions with affiliates; and enter into new lines of business.

Pursuant to the First Supplemental Indenture, the Notes are guaranteed, jointly and severally, on a senior unsecured basis, by the Company and all of the subsidiaries of the Company that guarantee any obligations under the Company’s credit facilities on April 1, 2015, including those subsidiaries acquired in the Transaction. From and after April 1, 2015, if the Company or any of its Restricted Subsidiaries (as defined in the Indenture) acquires or creates another wholly-owned Subsidiary (as defined in the Indenture) which is not an Excluded Entity (as defined in the Indenture) that guarantees certain debt of Tronox Finance, the Company or a Guarantor, such newly acquired or created subsidiary will also guarantee the Notes.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; any guarantee of a significant subsidiary ceasing to be in full force and effect; a default by Tronox Finance, the Company or a Restricted Subsidiary (as defined in the Indenture) under any bonds, debentures, notes or other evidences of indebtedness of a certain amount, resulting in its acceleration; the rendering of judgments to pay certain amounts of money against the Company and its significant subsidiaries which remains outstanding for 60 days; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

At any time prior to March 15, 2018, Tronox Finance may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount thereof plus a make-whole premium and accrued and unpaid interest up to, but excluding, the redemption date. Tronox Finance may also redeem some or all of the Notes on and after March 15, 2018, at a redemption price of 103.750% of the principal amount thereof if redeemed during the twelve-month period beginning on March 15, 2018, 101.875% of the principal amount thereof if redeemed during the twelve-month period beginning on March 15, 2019 and 100% of the principal amount thereof if redeemed on or after March 15, 2020, plus any accrued and unpaid interest, up to, but excluding, the redemption date. In addition, prior to March 15, 2018, Tronox Finance may redeem up to 40% of the Notes from the proceeds of certain equity offerings. If the Company experiences certain changes of control specified in the Indenture, it must offer to purchase the Notes at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, up to, but excluding, the redemption date. In addition, certain asset dispositions of the Company will be triggering events which may require Tronox Finance to use the proceeds from those asset dispositions to make an offer to purchase the Notes at 100% of their principal amount, plus accrued and unpaid interest, up to, but excluding, the redemption date.

Senior Notes due 2020

On August 20, 2012, the Company entered into an Indenture (the “2012 Indenture”) by and among the Company, Tronox Finance, the guarantors party thereto and the Trustee relating to the offering by Tronox Finance of its 6.375% Senior Notes due 2020 (the “2020 Notes”). Under the terms of the 2012 Indenture, the 2020 Notes are guaranteed, jointly and severally, on a senior unsecured basis, by (i) the Company, (ii) all of its subsidiaries that guaranteed any obligations under its credit facilities on the date the 2020 Notes were issued, and (iii) any wholly-owned Subsidiary (as defined in the Indenture) which is not an Excluded Subsidiary (as defined in the 2012 Indenture) acquired or created by the Company or any of its Restricted Subsidiaries (as defined in the 2012 Indenture) after August 20, 2012 that guarantees certain debt of Tronox Finance, the Company or any guarantor party to the 2012 Indenture.

In connection with the Transaction, on April 1, 2015 the Company, Tronox Finance, the guarantors party to the 2012 Indenture, as supplemented, and the entities acquired in the Transaction, entered into a Fifth Supplemental Indenture to the 2012 Indenture whereby the entities acquired in the Transaction became guarantors under the 2012 Indenture.

Amended and Restated Credit Agreement

On Apri1 1, 2015, Tronox Incorporated and certain of its subsidiaries (“Tronox US”) and the Company and certain of its subsidiaries (together with Tronox US, the “Tronox Loan Parties”) amended and restated its existing asset-based revolving credit facility (the “Existing Credit Agreement”) by entering into an amended and restated asset-based revolving syndicated facility agreement (the “A&R Credit Agreement”) with a syndicate of lenders and UBS AG, Stamford Branch, as issuing bank, swingline lender, administrative agent (in such capacity, the “Administrative Agent”), collateral agent and Australian security trustee. The A&R Credit Agreement did not materially change any of the terms of the Existing Credit Agreement, except with respect to, among other things, increasing the commitments thereunder and changing the maturity date, as more fully described below.

The A&R Credit Agreement provides for up to $500,000,000 of revolving credit loans, with a $85,000,000 sublimit for letters of credit, and permits borrowings in U.S. Dollars and Euros. The A&R Credit Agreement includes an accordion feature whereby the total credit available to the borrowers thereunder can be increased by up to $200,000,000, subject to receiving additional lender commitments and the satisfaction of certain other conditions. Availability of revolving credit loans and letters of credit under the A&R Credit Agreement are subject to a borrowing base related to certain eligible inventory and accounts receivable owned by certain of the Tronox Loan Parties. In addition, the A&R Credit Agreement contains customary conditions precedent to each borrowing and issuance of letters of credit, including absence of defaults, no material adverse change and accuracy of representations and warranties.

Subject to certain customary and other exceptions, the obligations of the borrowers under the A&R Credit Agreement are (a) guaranteed on a joint and several basis by the Tronox Loan Parties, and (b) secured by (i) a first priority lien on substantially all of the Tronox Loan Parties’ existing and future deposit accounts, inventory and receivables and certain related assets, and (ii) a second priority lien on substantially all of the Tronox Loan Parties’ other assets, including equipment, equity interests and material real property.

There are no scheduled amortization payments under the A&R Credit Agreement. Borrowings under the A&R Credit Agreement will mature on the earlier of (a) April 1, 2020 or (b) the date which is three months prior to the maturity date of the Credit and Guaranty Agreement, dated as of February 8, 2012, by and among certain of the Tronox Loan Parties, Goldman Sachs Bank USA, as the agent and the other parties thereto (as such date may be extended pursuant to the terms thereof or as a result of any refinancing thereof into one or more other credit facilities); provided, that, in no event will the maturity be earlier than June 18, 2017.

Under the A&R Credit Agreement, borrowings in U.S. Dollars bear interest, at Tronox Limited’s option, at either a base rate or an adjusted LIBOR rate and borrowings in Euros bear interest at an adjusted LIBOR rate, in each case plus an applicable margin. The base rate is defined as the greatest of (a) the Administrative Agent’s prime rate, (b) the Federal funds effective rate plus 0.50% and (c) the adjusted LIBOR rate for a one-month period plus 1.00%. The applicable margin ranges from 0.50% to 1.00% for borrowings at the base rate and from 1.50% to 2.00% for borrowings at the adjusted LIBOR rate, in each case, based on the average daily borrowing availability. The borrowers under the A&R Credit Agreement must pay a commitment fee on the daily unused amount of the commitments ranging from 0.25% to 0.375%, depending on usage of the total revolving credit commitments. The borrowers must also pay customary letter of credit and agency fees. In addition, the A&R Credit Agreement requires the borrowers to pay certain customary fees, costs and expenses of the Administrative Agent and the lenders.

The A&R Credit Agreement contains various negative covenants that, subject to agreed upon exceptions, limit the Tronox Loan Parties’ and certain of their respective subsidiaries to (among other restrictions): incur indebtedness; grant liens; pay dividends and make subsidiary and certain other distributions; acquire or sell assets or consolidate or merge with or into other companies; make loans, acquisitions and investments; change the nature of their business; enter into sale and leaseback transactions; enter into transactions with affiliates; enter into burdensome agreements; prepay, redeem or modify or terminate certain other indebtedness; and make certain modifications to material documents (including organizational documents).

The A&R Credit Agreement contains a springing financial covenant that requires the Company and its subsidiaries to maintain a fixed charge coverage ratio of at least 1.0:1.0 during certain test periods, based on availability under the revolving line of credit.

The A&R Credit Agreement also contains customary representations and warranties, affirmative covenants and events of default. If an event of default occurs under the A&R Credit Agreement, then the lenders may (a) terminate their commitments under the A&R Credit Agreement, (b) declare any outstanding loans under the A&R Credit Agreement to be immediately due and payable, (c) require that the borrowers cash collateralize their letter of credit obligations and/or (d) foreclose on the collateral securing the obligations under the A&R Credit Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture dated as of March 19, 2015 between Evolution Escrow Issuer LLC to be merged into Tronox Finance LLC and Wilmington Trust, National Association, as trustee.
4.2	First Supplemental Indenture dated as of April 1, 2015 among Tronox Finance LLC (as successor to Evolution Escrow Issuer LLC), the parties named in Schedule I thereto and Wilmington Trust, National Association, as trustee.
4.3	Fifth Supplemental Indenture dated as of April 1, 2015 among Tronox Finance LLC, the guarantors named therein and Wilmington Trust, National Association, as trustee.
10.1	Amended and Restated Revolving Syndicated Facility Agreement dated as of April 1, 2015, among Tronox Incorporated, Tronox Limited, Tronox Pigments (Holland) B.V., Guarantors named therein, Lenders named therein, UBS Securities LLC, as Lead Arranger and Bookmanager, Goldman Sachs Bank USA and Royal Bank of Canada, as Co-Syndication Agents, Credit Suisse AG, Cayman Islands Branch and Wells Fargo Bank, N.A., as Co-Documentation Agents, UBS AG, Stamford Branch, as Issuing Bank, Swingline Lender, Administrative Agent and Collateral Agent, and UBS AG, Stamford Branch, as Australian Security Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED
	By:	/s/ Richard L. Muglia
Date: April 7, 2015	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1	Indenture dated as of March 19, 2015 between Evolution Escrow Issuer LLC to be merged into Tronox Finance LLC and Wilmington Trust, National Association, as trustee.
4.2	First Supplemental Indenture dated as of April 1, 2015 among Tronox Finance LLC (as successor to Evolution Escrow Issuer LLC), the parties named in Schedule I thereto and Wilmington Trust, National Association, as trustee.
4.3	Fifth Supplemental Indenture dated as of April 1, 2015 among Tronox Finance LLC, the guarantors named therein and Wilmington Trust, National Association, as trustee.
10.1	Amended and Restated Revolving Syndicated Facility Agreement dated as of April 1, 2015, among Tronox Incorporated, Tronox Limited, Tronox Pigments (Holland) B.V., Guarantors named therein, Lenders named therein, UBS Securities LLC, as Lead Arranger and Bookmanager, Goldman Sachs Bank USA and Royal Bank of Canada, as Co-Syndication Agents, Credit Suisse AG, Cayman Islands Branch and Wells Fargo Bank, N.A., as Co-Documentation Agents, UBS AG, Stamford Branch, as Issuing Bank, Swingline Lender, Administrative Agent and Collateral Agent, and UBS AG, Stamford Branch, as Australian Security Trustee.